                                                                            99.1

                             LETTER OF TRANSMITTAL

               TELECOMMUNICATIONS TECHNIQUES CO., LLC, AS ISSUER
                                      AND
                   DYNATECH CORPORATION, AS PARENT GUARANTOR

                           Offer for all Outstanding
            9 3/4% Senior Subordinated Notes Due 2008 of the Issuer
                                in Exchange for
            9 3/4% Senior Subordinated Notes Due 2008 of the Issuer,
                        which Have Been Registered Under
                    the Securities Act of 1933, As Amended,
              Pursuant to the Prospectus, dated September   , 1998


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 OCTOBER   , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
 WITHDRAWN PRIOR
           TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


        Delivery To: State Street Bank and Trust Company, Exchange Agent

                  By Mail:                                 By Overnight Courier:
     State Street Bank and Trust Company            State Street Bank and Trust Company
                P.O. Box 778                              Two International Place
         Boston, Massachusetts 02102                    Boston, Massachusetts 02110
    Attention: Corporate Trust Department          Attention: Corporate Trust Department
                Kellie Mullen                                  Kellie Mullen
           ----------------                        ----------------

    By Hand: in New York (as Drop Agent)                     By Hand: in Boston
  State Street Bank and Trust Company, N.A.         State Street Bank and Trust Company
           61 Broadway, 15th Floor                        Two International Place
           Corporate Trust Window                      Fourth Floor, Corporate Trust
          New York, New York 10006                      Boston, Massachusetts 02110

                             For Information Call:
                                 (617) 664-5587

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                 (617) 664-5314

                     Attention: Corporate Trust Department

                             Confirm by Telephone:
                                 (617) 664-5314

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

  The undersigned acknowledges that he, she or it has received and reviewed
the Prospectus, dated September   , 1998 (the "Prospectus"), of
Telecommunications Techniques Co., LLC, a Delaware limited liability company (the "Issuer" or the "Company"), and Dynatech Corporation, a corporation organized under the laws of the Commonwealth of Massachusetts (the "Parent Guarantor"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $275,000,000 of its 9 3/4% Senior Subordinated Notes Due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Issuer's issued and outstanding 9 3/4% Senior Subordinated Notes Due 2008 (the "Existing Notes") from the registered holders thereof (the "Holders").

  For each Existing Note accepted for exchange, the Holder of such Existing Note will receive a New Note having a principal amount equal to that of the surrendered Existing Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Existing Notes or, if no interest has been paid on the Existing Notes, from May 21, 1998. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from May 21, 1998. Existing Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Existing Notes whose Existing Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Existing Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  This Letter is to be completed by a Holder of Existing Notes either if certificates are to be forwarded herewith or if a tender of certificates for Existing Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------------------
     DESCRIPTION OF EXISTING NOTES                                1                      2                        3
--------------------------------------------------------------------------------------------------------------------------
                                                                                     AGGREGATE
                                                                                     PRINCIPAL
                                                                                     AMOUNT OF                 PRINCIPAL
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        CERTIFICATE              EXISTING                   AMOUNT
                 (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*               NOTE(S)                  TENDERED**
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL
-------------------------------------------------------------------------------

  * Need not be completed if Existing Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing
    Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
-------------------------------------------------------------------------------
[_] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution _____________  [_]  The Depository Trust Company

  Account Number _____________________ Transaction Code Number _______________

[_] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution Which Guaranteed Delivery ______________________________

  IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

  Account Number _____________________ Transaction Code Number _______________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO WITHIN 90 DAYS AFTER THE EXPIRATION DATE.

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

  ----------------------------------------------------------------------------

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended, in connection with any resale of such New Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act of 1933, as amended. If the undersigned is a broker-dealer that will receive New Notes, it represents that the Existing Notes to be exchanged for the New Notes were acquired as a result of market-making activities or other trading activities.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

  The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire New Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such New Notes, that neither the Holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and that neither the Holder of such Existing Notes nor such other person is acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

  The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Existing Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such New Notes. The Company has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to a broker-dealer which elects to exchange Existing Notes, acquired for its own account as a result of market making or other trading activities, for New Notes pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Notes. By accepting the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of New Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Company agrees, if requested, to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. A broker-dealer that acquired Existing Notes in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Notes."

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

 x ___________________________________    _____________________________, 1998
 x ___________________________________    _____________________________, 1998
          Signature(s) of Owner                           Date

 Area Code and Telephone Number ____________________________________________

 If a Holder is tendering an Existing Note, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

 Name(s) ___________________________________________________________________

 ___________________________________________________________________________
                            (PLEASE TYPE OR PRINT)

 Capacity: _________________________________________________________________

 Address: __________________________________________________________________

 ___________________________________________________________________________

                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

 SIGNATURE(S) GUARANTEED BY
 AN ELIGIBLE INSTITUTION: __________________________________________________
                            (AUTHORIZED SIGNATURE)

 ___________________________________________________________________________
                                    (TITLE)

 ___________________________________________________________________________
                                (NAME AND FIRM)

 DATED: ______________________________________________________________, 1998

           (PLEASE COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 HEREIN)

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 3, 4 AND 6)              (SEE INSTRUCTIONS 3, 4 AND 6)
--------------------------------------   --------------------------------------


  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Existing Notes not ex-          cates for Existing Notes not ex-
 changed and/or New Notes are to           changed and/or New Notes are to
 be issued in the name of and sent         be sent to someone other than the
 to someone other than the person          person or persons whose signa-
 or persons whose signature(s) ap-         ture(s) appear(s) on this Letter
 pear(s) on this Letter above, or          above or to such person or per-
 if Existing Notes delivered by            sons at an address other than
 book-entry transfer which are not         shown in the box entitled "De-
 accepted for exchange are to be           scription of Existing Notes" on
 returned by credit to an account          this Letter above.
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.


 Issue: New Notes and/or Existing          Mail: New Notes and/or Existing
 Notes to:                                 Notes to:

 Name(s) __________________________        Name(s) __________________________
       (PLEASE TYPE OR PRINT)                    (PLEASE TYPE OR PRINT)
 __________________________________
       (PLEASE TYPE OR PRINT)
                                           __________________________________
 Address __________________________              (PLEASE TYPE OR PRINT)

 __________________________________
             (ZIP CODE)

                                           Address __________________________
   (COMPLETE SUBSTITUTE FORM W-9)


 [_]Credit unexchanged Existing
    Notes delivered by book-entry
    transfer to the Book-Entry
    Transfer Facility account set
    forth below.
 __________________________________        __________________________________
   (BOOK-ENTRY TRANSFER FACILITY)                      (ZIP CODE)
   ACCOUNT NUMBER, IF APPLICABLE)

  IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                 INSTRUCTIONS

 FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE 9 3/4% SENIOR SUBORDINATED NOTES DUE 2008 OF TELECOMMUNICATIONS TECHNIQUES CO., LLC
       IN EXCHANGE FOR THE 9 3/4% SENIOR SUBORDINATED NOTES DUE 2008 OF TELECOMMUNICATIONS TECHNIQUES CO., LLC, WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES ACT OF 1933, AS AMENDED

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

  This Letter is to be completed by Holders of Existing Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer," section of the Prospectus. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE') trading days after the Expiration Date, the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

  The method of delivery of this Letter, the Existing Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

  See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

  If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered in the box above entitled "Description of Existing Notes--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE EXISTING NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

  If this Letter is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

  If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

  When this Letter is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

  If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  ENDORSEMENTS ON CERTIFICATES FOR EXISTING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION").

  SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE EXISTING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering Holders of Existing Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. TAXPAYER IDENTIFICATION NUMBER.

  Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Company (as payor), or the Paying Agent designated by the Company to act on its behalf, with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange of such tendering Holder of New Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individual) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. This form may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

6. TRANSFER TAXES.

  The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE EXISTING NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

  Any Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

  Tenders of Existing Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

  For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including certificate number or numbers and the principal amount of such Existing Notes), (iii) contain a statement that such Holder is withdrawing his election to have such Existing Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and
(v) specify the name in which such Existing Notes are registered, if different from that of the Depositor. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Existing Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

      PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY, AS PAYING AGENT

 -------------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR    TIN:-------------------
                        TIN IN THE BOX AT RIGHT AND    Social Security Number
                        CERTIFY BY SIGNING AND               or Employer
                        DATING BELOW.                   Identification Number
                        --------------------------------------------------------
 SUBSTITUTE             PART 2--TIN Applied for [_]
 FORM W-9               --------------------------------------------------------
 DEPARTMENT OF          CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
 THE TREASURY           CERTIFY THAT:
 INTERNAL
 REVENUE                (1) the number shown on this form is my correct
 SERVICE                    Taxpayer Identification Number (or I am
                            waiting for a number to be issued to me).

                        (2) I am not subject to backup withholding either
 PAYOR'S REQUEST FOR        because: (a) I am exempt from backup
 TAXPAYER                   withholding, or (b) I have not been notified
 IDENTIFICATION NUMBER      by the Internal Revenue Service (the "IRS")
 ("TIN")                    that I am subject to backup withholding as a
 AND CERTIFICATION          result of a failure to report all interest or
                            dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                        (3) any other information provided on this form is
                            true and correct.

                        SIGNATURE ____________________________  DATE _______
-------------------------------------------------------------------------------
 You must cross out item (2) of the above certification if you have been no-tified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withhold-ing.
-------------------------------------------------------------------------------



      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9


--------------------------------------------------------------------------------

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ------------------------------------    ------------------------------------
              SIGNATURE                                   DATE

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE TENDER OFFER AND/OR THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.